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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  July 15, 1996


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                       0-9767                94-2579751
(STATE OR OTHER JURISDICTION          (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)       IDENTIFICATION NO.)


9162 Eton Avenue, Chatsworth, California                      91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



       Registrant's telephone number, including area code:  (818) 709-1244


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ITEM 5.   OTHER EVENTS.

     On July 15, 1996, International Remote Imaging Systems, Inc. ("IRIS" or the "Registrant") entered into a definitive agreement to acquire the digital imaging business of Perceptive Scientific Instruments, Inc. ("PSI") for $9.3 million in cash, a $7.0 million subordinated debenture and a five-year warrant to purchase 875,000 shares of IRIS common stock at $8.00 per share. The Registrant intends to pursue bank financing for the cash portion of the purchase price. Consummation of the acquisition is subject to customary conditions for transactions of a comparable nature. Under the terms of the acquisition agreement, the Registrant will appoint Edward Randall III, principal owner of PSI, to its Board of Directors.

     PSI, a privately held company based in Houston, is a recognized leader in the development and supply of digital imaging systems for biological, clinical and research applications. PSI's primary business is providing genetic analysis instrumentation and related services through worldwide sales of its proprietary PowerGene-TM- product line. The PowerGene product line, based in part on image processing technology from NASA, is used in various cytogenetic procedures, including chromosome karyotyping, DNA probe analysis via fluorescent in-situ hybridization methods and comparative genomic hybridization analysis. The PowerGene system is marketed nationally from PSI's Houston headquarters and internationally through its U.K. subsidiary. PSI had revenues of $7.23 million for the trailing twelve-months ended June 30, 1996.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

             2 Asset Purchase Agreement dated as of July 15, 1996 by and among International Remote Imaging Systems, Inc., Digital Imaging Technologies, Inc., Perceptive Scientific
                Instruments, Inc. and Perceptive Scientific Technologies, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL REMOTE IMAGING
                                        SYSTEMS, INC.




Date:  July 17, 1996                    By:  /s/ E. Eduardo Benmaor
                                            -------------------------------
                                            E. Eduardo Benmaor
                                            Controller, Principal Accounting
                                            Officer and Secretary


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                                  EXHIBIT INDEX


              No.    Document
             ---    --------
              2      Asset Purchase Agreement dated as of July 15, 1996 by
                     and among International Remote Imaging Systems, Inc.,
                     Digital Imaging Technologies, Inc., Perceptive
                     Scientific Instruments, Inc. and Perceptive
                     Scientific Technologies, Inc.